                               SECURITY AGREEMENT

         AGREEMENT made between MOVIE STAR, INC., a corporation organized under the laws of the State of New York, having its chief place of business at 136 Madison Avenue, New York, NY 10016 (hereinafter referred to as the "Debtor"), and ROSENTHAL & ROSENTHAL, INC., a corporation organized under the laws of the State of New York, with its chief place of business at 1370 Broadway, New York, New York 10018 (hereinafter referred to as the "Secured Party"), as follows:

         1. In consideration of one or more loans, advances, or other financial accommodations at any time made or extended by Secured Party to Debtor as principal, guarantor or otherwise, at the sole discretion of Secured Party in each instance, Debtor hereby grants to Secured Party a security interest in the machinery, equipment, furniture and fixtures (if any) described on Schedule "A" annexed hereto as part hereof and on any separate schedule at any time furnished by Debtor to Secured Party, and in all other machinery, equipment, furniture and fixtures (if any), now or hereafter owned or acquired by Debtor, wherever located, including any and all parts, replacements, substitutions, improvements, accessories, attachments and additions thereto and therefor, and all proceeds, if any (all of the foregoing being hereinafter referred to as the "Collateral").

         2. The security interest in the Collateral, as granted herein, shall secure the payment, performance and observance of all indebtedness, obligations and liabilities of any kind of Debtor, as principal, endorser, guarantor, surety or otherwise, to Secured Party, now existing or hereafter arising, direct or indirect (including without limitation, participations or interests of Secured Party in obligations of Debtor to others), acquired outright, by assignment, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not due, liquidated or unliquidated, arising by operation of law or otherwise, all instruments executed and delivered as evidence thereof, and all amendments, extensions and renewals of any of the foregoing (all of the said indebtedness, obligations and liabilities, and all instruments evidencing the same, are hereinafter jointly and severally referred to as the "Obligations"). Except as otherwise specifically provided in any note executed and delivered by Debtor and accepted by Secured Party or in any agreement executed by Debtor and Secured Party, all of the Obligations shall be payable upon demand.

         3. Debtor represents, warrants and covenants that: (a) the Collateral is and will be located at the addresses set forth on Schedule "A" (upon which is also set forth the name of the record owner(s) of all real estate upon which is located any of the Collateral and a description of such real estate), and without prior written notice to and written consent by Secured Party, none of the Collateral will be moved from its present location or from any other location to which any of the Collateral is moved with the written consent of Secured Party; (b) the Collateral is and will be used in Debtor's business and not for personal, family, household or farming use, and none of the loans or advances made to or for the account of Debtor by Secured Party were or are to be for the specific purpose of paying wages of employees of Debtor; (c) the Collateral is and will be owned by Debtor free and clear of all liens, security interests and encumbrances except as granted herein and as may be set forth in the affidavit of title, liens and security interests subjoined hereto; (d) Debtor will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in, encumber or otherwise dispose of or abandon any or all of the Collateral without the prior written consent of Secured Party; (e) Debtor will, at its own expense, keep the Collateral in first class repair, running and marketable condition, and without the prior written consent of Secured Party, Debtor will not alter or remove any identifying symbol or number upon the Collateral; (f) Debtor will use the Collateral with all reasonable care and caution, and in conformity with all applicable laws, ordinances and regulations;
(g) Debtor will make payment or deposit when due of all taxes, assessments or contributions required by law (including without limitation any taxes required to be deducted and withheld from wages of employees of Debtor) which may be levied or assessed against Debtor or with respect to any of the Collateral or the Obligations; (h) Secured Party shall at all times have access to and right of inspection of the Collateral and any papers, instruments and records pertaining thereto (and the right to make extracts therefrom and to receive originals or true copies thereof); (i) Debtor will not permit any of the Collateral to be or become a part of or affixed to real property without prior notice to Secured Party, and without first making all arrangements and delivering to Secured Party all instruments and documents requested by Secured Party (including without limitation, instruments of waiver or subordination by landlords and real property mortgagees of statutory and non-statutory liens and rights of distraint) for the purpose of perfecting, preserving and protecting the security interest granted herein against all persons; (j) Debtor assumes all responsibility and liability arising from the use of the Collateral and Debtor, at its own expense, will insure the Collateral in the name of and with loss or damage payable to Secured Party, against loss or damage by fire (with extended coverage), theft, burglary, bodily injury and such other risks, with such companies and in such amounts as is required by Secured Party at any time; Debtor will maintain such insurance in effect and pay all premiums thereon, and Debtor shall deliver the original policies to Secured Party together with any certificates or other evidence satisfactory to Secured Party of compliance with these provisions; (k) Debtor will promptly notify Secured Party of any loss or damage to any of the Collateral or arising from its use and Debtor hereby irrevocably appoints Secured Party as Debtor's lawful attorney-in-fact to institute any action or proceeding necessary for the recovery and collection of any moneys that may be due under the said policies of insurance, to discharge, compound or release any claims, to execute, acknowledge and deliver any instruments under said policies, to endorse Debtor's name to any check, draft or other instrument given in payment or liquidation of any claim under the said policies and to perform every other act and thing thereunder, such power of attorney being coupled with an interest; at its option, Secured Party may apply any insurance moneys received at any time to the cost of repairs to the Collateral and/or to payment of any of the Obligations, whether or not due, in any order Secured Party may direct, any surplus to be remitted to Debtor; (l) upon request of Secured Party, at any time and from time to time, Debtor shall, at its sole expense, execute and deliver to Secured Party one or more financing or other statements pursuant to the Uniform Commercial Code (hereinafter referred to as the "UCC") and any other papers, documents or instruments requested by Secured Party in connection with this Security Agreement, and, to the extent permitted by applicable law, Debtor hereby authorizes Secured Party to execute and file at any time or times one or more financing or other statements under the UCC with respect to all or any part of the Collateral signed only by Secured Party; (m) Debtor will, at its own expense, perform all acts, execute all documents, and furnish all information requested by Secured Party at any time with respect to any matters referred to herein or to evidence, perfect, maintain and enforce Secured Party's security in the Collateral, and Secured Party may in its discretion, for the account and expense of Debtor, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, protect, maintain and enforce the Obligations or the primary security interest granted herein and which Debtor fails to do or pay, including without limitation the payment of any judgment or judgments against Debtor and any premiums on insurance policies, and all such amounts so paid by Secured Party for the account of Debtor shall be added to the Obligations and shall be repayable upon demand; (n) Secured Party may in its sole discretion, extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release, any of the Obligations (as defined in the Financing Agreement dated the date hereof between the parties hereto) and/or the Collateral, or any guarantor of the Obligations and/or any collateral securing same, without discharging or otherwise affecting the Obligations or the security interest granted herein; (o) Debtor will promptly pay Secured Party any and all sums, costs and expenses which Secured Party may pay or incur in defending, protecting or enforcing the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including, but not limited to all filing and recording fees and taxes and attorney's fees at the time the Secured Party retains counsel to collect any of the Obligations or to protect or enforce its security interest in the Collateral (which attorney's fees are hereby acknowledged by Debtor to be reasonable in amount), and all fees and all expenses for the service and filing of papers, premiums on bonds and undertakings, fees of marshals, sheriffs, custodians, auctioneers and others, and all other court costs and collection charges, all of which shall be part of the Obligations and shall be payable on demand; (p) at any time Secured Party may sell, pledge, negotiate, assign and deliver or otherwise dispose of any of the Obligations alone or together with any or all of the Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with full powers and rights of Secured Party with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred, sold, or otherwise disposed of.

         4. The occurrence of any one or more of the following events shall constitute an event of default ("Default") by Debtor under this Security
Agreement: If Debtor or any endorser, guarantor or surety of or for any of the Obligations (the Debtor and all such endorsers, guarantors, and sureties, if any, are jointly and severally referred to herein as "Obligors") shall fail to pay any of the Obligations when due; if Debtor shall fail to observe or perform any of the terms and conditions of this Security Agreement or any other agreement between Debtor and Secured Party; if any warranty, representation or statement of fact made to Secured Party at any time by or on behalf of Debtor is false or misleading in any material respect when made; if there shall occur any loss, theft, substantial damage to or destruction of any of the Collateral, or the making of any levy upon, seizure or attachment of any of the Collateral; if dispossession proceedings are commenced against Debtor; if any action or proceeding is brought or any judgment obtained against any of the Obligors in any court; if any proceeding, procedure or remedy supplementary to or in enforcement of judgment shall be commenced against, or with respect to any property of any of the Obligors; if any of the Obligors (being a natural person or any general partner of an Obligor which is a partnership) shall die or (being a partnership or corporation) shall be dissolved; if the usual business of any of the Obligors shall be terminated or suspended; or if any of the Obligors shall become insolvent (however defined or evidenced) or commit an act of bankruptcy, or make an assignment for the benefit of creditors or appoint a committee of creditors, or make or send notice of an intended bulk transfer, or if there shall be convened a meeting of the creditors or principal creditors of any of the Obligors; or if there shall be filed by or against any of the Obligors any petition for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity); or if any petition or application to any court or tribunal, at law

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
or in equity be filed by or against any of the Obligors for the appointment of any receiver or trustee for any of the Obligors or any part of the property of any of them or if any such receiver or trustee be appointed; or if at any time Secured Party shall, in its sole discretion, consider the Obligations insecure or any part of the Collateral unsatisfactory or insufficient. Upon the occurrence of any Default and at any time thereafter, Secured Party may, without notice to (except as herein set forth) or demand upon Debtor, declare any part or all of the Obligations immediately due and payable and Secured Party shall have the following rights and remedies in addition to all other rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative and enforceable alternatively, successively, or concurrently: Secured Party may, at any time or times, with or without judicial process and the assistance of others, enter upon any premises on which any of the Collateral may be located and, without interference by Debtor, take possession of the Collateral and/or dispose of any part or all of the Collateral on any premises of Debtor; and/or require Debtor, at Debtor's expense, to assemble and make available to Secured Party any part or all of the Collateral at any place and time designated by Secured Party and reasonably convenient to both parties; and/or remove any or all of the Collateral from any premises on which the same may be located for the purpose of effecting sale or other disposition thereof or for any other purpose (and if any of the Collateral consists of motor vehicles, Secured Party may use Debtor's license plates); and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times, at any places, with or without leaving the Collateral at the place of sale or other disposition, for cash and/or credit, upon any terms, and to such persons, firms or corporations as Secured Party deems best, all without demand for performance or any notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that the sending of five days' notice, by ordinary mail, postage prepaid, to any address of Debtor set forth in this Security Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made shall be deemed reasonable notice thereof. If any of the Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell or otherwise dispose of such Collateral. Secured Party may apply the cash proceeds actually received from any sale or other disposition to the costs and expenses in connection therewith, including the expenses of retaking, holding, preparing for sale, selling or otherwise disposing of the Collateral, to attorney's fees, to legal and travel expenses, premiums on bonds, custodian's fees, sheriff's, marshal's and auctioneer's fees (including advertising and labor), and all other expenses which may be incurred by Secured Party in attempting to collect the Obligations, proceed against the Collateral or otherwise enforce this Security Agreement, or in the prosecution or defense of any action or proceeding related to the Obligations or this Security Agreement; and the balance of such cash proceeds actually received shall be applied to the Obligations in such order and as to principal and interest as Secured Party may desire; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with any charges specified herein or in any instruments evidencing any of the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor subject to any duty of Secured Party imposed by law in favor of the holder of any subordinate security interest in the Collateral known to Secured Party.

         5. As collateral security for the Obligations, Debtor also hereby grants to Secured Party a continuing lien upon and security interest in any and all moneys, securities and other property of Debtor and the proceeds thereof, now or hereafter owned by Debtor and held or received by or in transit to, Secured Party, from or for Debtor, whether for custody, pledge, transmission, collection or otherwise, and any and all deposits and credits of Debtor with, and any and all claims of Debtor against, Secured Party, at any time existing. Upon the occurrence of any Default, the Secured Party is authorized at any time and from time to time without notice to Debtor to setoff, appropriate and apply any or all of such securities, property, deposits, claims and credits, to the payment of any of the Obligations. Any and all other property, real or personal, now or hereafter owned by Debtor, in or upon which Secured Party at any time has a security interest or lien, shall be collateral security for all of the Obligations.

         6. Upon the occurrence of any Default, Debtor shall pay to Secured Party, as liquidated damages and as part of the Obligations, a charge at the rate of two per cent per month upon the unpaid balance of the Obligations from the date of Default until the date of full payment of the Obligations.

         7. Secured Party shall not be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, or any matter or proceedings arising out of or relating thereto, and the same shall be at Debtor's sole risk at all times. Secured Party shall not be required to take any action of any kind to collect, preserve, or protect its or Debtor's rights in the Collateral or against other parties thereto. The grant herein of a security interest in proceeds of the Collateral shall not be deemed a waiver or release of the covenant by Debtor not to sell or otherwise dispose of any of the Collateral without the prior written consent of Secured Party. Debtor hereby releases Secured Party from any claims, causes of action and demands at any time arising out of or with

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
respect to this Security Agreement, the Obligations, the use of the Collateral and/or any actions taken or omitted to be taken by Secured Party with respect thereto, and Debtor agrees to hold Secured Party harmless from and with respect to any and all such claims, causes of action and demands. Secured Party's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations, nor shall any demand, suit or proceeding for payment or collection of the Obligations constitute a condition of any recourse by Secured Party to the Collateral. Any suit or proceeding by Secured Party to recover any of the Obligations shall not be deemed a waiver of or bar against, subsequent proceedings by Secured Party with respect to any other Obligations and/or with respect to the Collateral. No act, failure or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by Secured Party of any covenant, warranty, representation, Default or right or remedy which Secured Party may have shall operate as a waiver of any other covenant, warranty, representation, Default, right or remedy or of the same covenant, warranty, representation, Default, right or remedy on a future occasion. Debtor waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all notices or demands whatsoever (except as expressly provided herein). In the event of any litigation with respect to any matter connected with this Security Agreement, the Obligations or the Collateral, Debtor waives all rights to a trial by jury, and all defenses (including but not limited to any defense of the statute of limitations), rights of setoff and counterclaim of any nature. Debtor hereby irrevocably consents to the jurisdiction of the Courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to any or all of the Obligations and/or this Security Agreement. In any such litigation Debtor waives personal service of any summons, complaint or other process, and agrees that the service thereof may be made by certified or registered mail directed to Debtor at its chief place of business set forth in this Agreement. Within thirty days after such mailing, the Debtor so served shall appear and answer to such summons, complaint or other process. Should the Debtor so served fail to appear or answer within said thirty day period, the Debtor shall be deemed in default and judgment may be entered by Secured Party against the Debtor for the amount or other relief as demanded in any summons, complaint or other process so served. No provision of this Security Agreement or the Obligations shall be modified, altered, limited, waived, released or terminated by any act or omission to act or any course of dealing or usage of trade or otherwise, except by a written instrument expressly referring thereto and executed by the party to be charged. The execution and delivery of this Security Agreement has been authorized by the Board of Directors of Debtor (if a corporation) and by any necessary vote or consent of stockholders of Debtor. This Security Agreement and all Obligations shall he binding upon the heirs, executors, administrators, successors, and assigns of Debtor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, its successors, endorsees and assigns. Debtor, if more than one, shall he jointly and severally liable hereunder. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of New York. All terms used herein shall have the meanings as defined in the New York Uniform Commercial Code. If any term of or schedule to this Security Agreement shall be held to be incomplete, invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. Secured Party is authorized to annex hereto any schedules referred to herein. Debtor has received and read a copy of this Security Agreement.

                            ************************

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
IN WITNESS WHEREOF, the undersigned Debtor has executed this Security Agreement in the State of New York on April 24, 1996.

MOVIE STAR, INC.

By:/S/ MARK M. DAVID
   -------------------------
   Chairman of the Board

By:/S/ SAUL POMERANTZ
   -------------------------
   Secretary

STATE OF NEW YORK
       ss.
COUNTY OF NEW YORK

         On April 24, 1996 before me personally appeared Mark David and Saul Pomerantz to me known, who, being by me severally duly sworn, did each for himself depose and say; that he Mark David resides at New York, New York and that he Saul Pomerantz resides at 401 East 34th Street, New York, NY 10016; that they are respectively the Chairman of the Board and Secretary of the corporation described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that they signed their names thereto by like order.

/S/
- ----------------------------
Notary Public

                                SCHEDULES OMITTED

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                                   Schedule A

The following are all of the locations of the Collateral:

136 Madison Avenue, New York, NY 10016

MOVIE STAR, INC.

By:/S/ MARK M. DAVID
   -------------------------
   Chairman of the Board

By:/S/ SAUL POMERANTZ
   -------------------------
   Secretary

                               CORPORATE AFFIDAVIT

STATE OF NEW YORK
       ss.
COUNTY OF NEW YORK

MARK M. DAVID and SAUL POMERANTZ, each for himself being duly sworn, deposes and says that: they reside respectively at 110 East 57th Street, New York, New York, 10022, and at 401 East 34th Street, New York, NY 10016 and are respectively Chairman of the Board and Secretary of MOVIE STAR, INC.; they are over twenty-one years of age; said corporation is the sole owner and in possession of the Collateral mentioned and described in the foregoing Security Agreement and has the sole right and lawful authority to grant a security interest therein; to their knowledge the said Collateral and each and every part thereof is now free and clear of and from any and all liens, encumbrances and security interests of whatsoever nature of description except as set forth in Exhibit I annexed hereto and made a part hereof; the following are the locations of all places of business of said corporation

136 Madison Avenue, New York, New York, 10016; and all other additional locations as set forth in Exhibit "A" to the Security Agreement except as set forth in Exhibit I, there are no judgments against said corporation in any Court of any State or of the United States; there is no attachment or execution now outstanding against said corporation; no receiver of said corporation has ever been appointed or applied for; there are no bankruptcy, arrangement or reorganization proceedings pending against or with respect to it, nor have any ever been taken by or against it, nor has it ever been adjudged a bankrupt or debtor in any such proceedings; no assignment for the benefit of creditors has been made by it; said corporation is solvent and justly indebted to the Secured Party within named in the amount set forth in this Security Agreement; the security interest is for value received and there are no claims, offsets or defenses against the Obligations or the Collateral; and deponents have read the foregoing Security Agreement and know the contents thereof and that same is true and accurate in every respect. Deponents further state that this affidavit is made for the purpose of inducing the Secured Party in the foregoing Security Agreement to give to Debtor the credit mentioned in the foregoing Security Agreement, knowing full well that Secured Party relies upon the truth of said representations.

                                         /S/ MARK M. DAVID
                                         -------------------
                                         MARK M. DAVID

                                         /S/ SAUL POMERANTZ
                                         -------------------
                                         SAUL POMERANTZ

SWORN TO BEFORE ME
THIS 24TH DAY OF APRIL, 1996

/S/
- -------------------
NOTARY PUBLIC

                                       A-2